UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2002

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 North American Court, Houma, Louisiana (Address of principal executive offices)		70363 (Zip Code)

(985) 851-3833
(Registrant's telephone number, including area code)

Item 5.         Other Events.

            On February 15, 2002, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.         Financial Statements and Exhibits.
(b)	Exhibits.

	99	Press release issued by Trico Marine Services, Inc. on February 15, 2002, reporting fiscal year 2001 and fourth quarter 2001 results.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By: /S/ VICTOR M. PEREZ Victor M. Perez Vice President, Chief Financial Officer, and Treasurer

Dated: February 15, 2002